Supplement to the
Fidelity's Arizona Municipal Funds
October 30, 2006
Prospectus

The following information replaces the information in the second bullet for Arizona Municipal Income Fund under the heading "Principal Investment Strategies" in the "Fund Summary" section beginning on page 3.

  Managing the fund to have similar overall interest rate risk to an Arizona bond index.

The following information replaces the information in the third paragraph for Arizona Municipal Income Fund under the heading "Principal Investment Strategies" in the "Fund Basics" section beginning on page 8.

FMR uses an Arizona bond index as a guide in structuring the fund and selecting its investments. This index is designed to represent FMR's view of how the fund's competitive universe will perform over time. FMR manages the fund to have similar overall interest rate risk to the index. FMR may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, such as when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

AZI/SPZ-06-03 December 22, 2006
1.713591.120